SECURITIES & EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 28, 2003
                                                        ----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).



Page 1 of 5

The Exhibit Index is on Page 4



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Item 5.  Other Events.

         On January 27, 2003, the Board of Directors of Central Coast Bancorp (NASDAQ/CCBN) approved a 10% stock dividend. Shareholders will receive one (1) additional share of Common Stock for every ten (10) shares outstanding.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated January 28, 2003




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  January 28, 2003                By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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                                 EXHIBIT INDEX

                                                             Sequential
Exhibit No.         Description                               Page No.
-----------         -----------                               --------

99.1                Press Release dated January 28, 2003         5



                                       4